UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________
FORM 8-K
 ___________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2023
 _________________________________________________________________

Kforce Inc.
Exact name of registrant as specified in its charter
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Florida	000-26058	59-3264661
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.
1150 Assembly Drive Suite 500, Tampa, Florida 33607
Address of principal executive offices Zip Code
Registrant’s telephone number, including area code: (813) 552-5000
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 per share	KFRC	NASDAQ
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 20, 2023, Kforce Inc. held its Annual Meeting of Shareholders. As of the record date of February 17, 2023, 20,347,208 shares of Kforce's Common Stock were outstanding and entitled to vote. Of this amount, 18,477,117 shares, representing 90.8% of the total number of shares outstanding and entitled to vote, were represented in person or by proxy constituting a quorum. Set forth below are the voting results from the proposals presented for a shareholder vote at such meeting.

The following tables set forth the votes cast with respect to each of these matters:

Matter	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

(1) Elect three Class II directors to hold office for a three-year term expiring in 2026.
Derrick D. Brooks	17,063,516	170,048	74,949	1,168,604
Ann E. Dunwoody	16,957,468	299,579	51,466	1,168,604
N. John Simmons	16,937,915	317,763	52,835	1,168,604

Matter	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
(2) Ratifying the appointment of Deloitte and Touche LLP as Kforce's independent registered public accountants for 2023.	17,326,805	1,115,142	35,170	—

Matter	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
(3) Advisory vote on Kforce's executive compensation.	16,550,733	643,466	114,314	1,168,604

Matter	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
(4) Approve the Kforce Inc. 2023 Stock Incentive Plan.	14,557,236	2,728,062	23,215	1,168,604

Matter	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES	UNCAST
(5) Advisory vote regarding the frequency of future advisory votes on executive compensation.	15,414,418	10,464	1,619,870	34,697	1,394,789	2,879
The Board of Directors of Kforce Inc. has considered the outcome of this advisory vote on Proposal 5 and has determined, in accordance with the recommendation with respect to this proposal in the proxy statement for the 2023 Annual Meeting, that the Firm will hold future say on pay votes on an annual basis (one year) until the occurrence of the next advisory vote on the frequency of say on pay votes. The next advisory vote regarding the frequency of say on pay votes is required to occur no later than the Firm's 2029 Annual Meeting of Shareholders.

 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC.
(Registrant)

Date:	April 24, 2023	By:	/s/ DAVID M. KELLY
David M. Kelly,
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

KFORCE INC.
(Registrant)

Date:	April 24, 2023	By:	/s/ JEFFREY B. HACKMAN
Jeffrey B. Hackman,
Senior Vice President, Finance and Accounting
(Principal Accounting Officer)